Exhibit 99.2

FINANCIAL SUPPLEMENT TO FOURTH QUARTER 2008 EARNINGS RELEASE

Summary

Quarterly loss of $9.01 per diluted share driven by goodwill impairment; excluding goodwill impairment loss of 35 cents per diluted share

•	Significant fourth quarter drivers include: $6.0 billion non-cash goodwill impairment charge;

$275 million tax settlement benefit covering tax years 1999-2006; $1.150 billion loan loss provision - $733 million above third quarter, primarily the result of an aggressive stance taken in disposing of non-performing assets; changes in interest rates necessitated a $99 million or 9 cent per diluted share mortgage servicing rights (MSR) impairment charge; preferred stock issuance through the Treasury’s Capital Purchase Program cost $26.2 million or 4 cents per diluted share for 7 weeks outstanding

Disposition of problem assets drives increase in net charge-offs; provision for loan losses and allowance for credit losses increase

•	Sold or transferred to held for sale approximately $1 billion of non-performing loans and foreclosed properties

•	Losses related to non-performing asset sales or marks taken on held for sale loan transfers equate to $479 million or 43 cents per diluted share

•

Net charge-offs increased to $796 million or 3.19 percent of average loans in the fourth quarter, compared to $416 million or 1.68% in the third quarter. The majority of the increase was attributable to aggressive non-performing asset dispositions.

•	Allowance for credit losses increased $353 million in fourth quarter to 1.95% of loans as compared to 1.57% in the third quarter

•

Non-performing assets decreased $53 million versus the previous quarter, to 1.76% of loans and foreclosed properties, a 3 basis point decline as compared to 1.79% in the third quarter. Excluding loans held for sale, NPA ratio decreased $347 million to $1.3 billion or 1.33 percent of loans and foreclosed properties - a 33 basis point decline versus the prior quarter.

Decline in distressed loan portfolio exposure continues; Florida remains central pressure point

•	Residential homebuilder exposure continues to decline as a result of intense focus on property dispositions as well as paydowns

•	Homebuilder balances totaled $4.4 billion at quarter-end, a $799 million decrease compared to third quarter

•	Condominium exposure down to $946 million, declining $668 million or by 41% since the beginning of 2008

•	Home equity charge-offs increased modestly to an annualized 1.72% of related loans vs. 1.59% in the third quarter

•	Florida second lien home equity losses, affected by high unemployment and further property devaluations, rise to 4.37 percent in the fourth quarter as compared to 4.28 percent in the third quarter

•	Proactive approach in contacting and helping home equity customers and actions such as fortifying the collections function are mitigating losses; dedicated Florida workout team focused solely on home equity lending

•	Closed or reduced high-risk home equity lines

•	Emerging stress in Florida residential first mortgage and retail commercial real estate portfolios

Net interest margin impacted by falling short-term rates

•

Taxable-equivalent net interest income increased slightly to $933 million in the fourth quarter. However, adjusting for a third quarter SILO leverage lease charge, taxable-equivalent net interest income declined $41 million.

•	Net interest margin fell 14 basis points from third to fourth quarter or 28 basis points as adjusted for the SILO charge, pressured by declining short-term interest rates

•	Loan spread expansion and a return to more rational industry-wide deposit pricing expected to stabilize or improve margin in 2Q09

Customer deposit funding gaining momentum

•	Average customer deposits grew 4 percent in the fourth quarter; up 7 percent on an ending basis

•	CD and money market balances grew in response to competitive offers and customers’ desire to lock in rates in a falling rate environment

•	Ending low-cost deposits increased 4 percent; positive impact to interest-free and money market categories from rate offers and introduction of new Consumer and Business checking products

•	Not participating in brokered retail CD programs

Non-interest income affected by economic weakness; non-interest expense impacted by sizable non-cash charge

•

Non-interest revenue decreased 2 percent to $702 million in the fourth quarter, including lower service charges, a result of a weak economy impacted by lower transaction volumes and overall activity. Lower linked quarter trust income, affected by lower asset valuations from declining markets, as well as a third quarter benefit from energy-related brokered transactions, was also a factor.

•

Non-interest expense, excluding the impact of goodwill, MSR impairment, and merger charges increased $81 million or 7 percent, driven by higher deposit-based and Morgan Keegan incentives, legal and professional fees, and valuation related charges

•	MSR impairment charges (non-cash adjustments driven primarily by interest rate changes) totaled $99 million or

9 cents per diluted share in the fourth quarter as compared to $11 million, or 1 cent per diluted share in the third quarter

Strengthened balance sheet and liquidity positioning

•	Regions’ participation in the Treasury Capital Purchase Program added $3.5 billion to Tier 1 capital

•	Tier 1 ratio an estimated 10.39 percent at December 31, 2008, $5 billion above “well capitalized” threshold

•

Tangible common equity ratio of 5.23 at December 31, 2008; decline versus third quarter due to an increase in tangible assets primarily related to an increase in invested funds from preferred share and debt issuances

•	Significant available liquidity from Federal Reserve, FHLB, unpledged securities, and unused lines; total exceeds $45 billion

•	Remaining TLGP capacity exceeds $4 billion

•	Minimal holding company long-term debt maturities in the next 2 years

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ amounts in thousands)	Quarter Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Assets:
Cash and due from banks	$2,642,509	$2,985,950	$3,160,519	$3,061,324	$3,720,365
Federal funds sold and securities purchased under agreements to resell	790,097	542,042	949,379	852,306	993,070
Trading account assets	1,050,270	1,267,918	1,482,702	1,518,960	1,091,400
Securities available for sale	18,849,482	17,632,912	17,724,907	17,766,260	17,318,074
Securities held to maturity	47,306	50,494	48,244	49,790	50,935
Loans held for sale	1,282,437	1,053,977	677,098	756,500	720,924
Other interest-earning assets	8,436,693	616,816	579,892	664,582	536,320
Loans, net of unearned income	97,418,685	98,711,810	98,266,579	96,385,431	95,378,847
Allowance for loan losses	(1,826,149)	(1,472,141)	(1,471,524)	(1,376,486)	(1,321,244)

Net loans	95,592,536	97,239,669	96,795,055	95,008,945	94,057,603
Premises and equipment, net	2,786,043	2,730,301	2,726,249	2,665,813	2,610,851
Interest receivable	458,120	511,897	510,323	549,470	615,711
Goodwill	5,548,295	11,529,091	11,515,095	11,510,096	11,491,673
Mortgage servicing rights (MSRs)	160,890	263,138	271,392	268,784	321,308
Other identifiable intangible assets	638,392	674,719	708,655	746,460	759,832
Other assets	7,964,740	7,193,571	7,286,785	8,829,681	6,753,651

Total Assets	$146,247,810	$144,292,495	$144,436,295	$144,248,971	$141,041,717

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$18,456,668	$18,044,840	$18,334,239	$18,182,582	$18,417,266
Interest-bearing	72,447,222	71,175,708	71,569,410	71,004,827	76,357,702

Total deposits	90,903,890	89,220,548	89,903,649	89,187,409	94,774,968
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	3,142,493	10,427,005	8,663,628	8,450,346	8,820,235
Other short-term borrowings	12,679,469	7,114,553	8,926,603	8,716,951	2,299,887

Total short-term borrowings	15,821,962	17,541,558	17,590,231	17,167,297	11,120,122
Long-term borrowings	19,231,277	14,168,524	13,318,656	12,357,225	11,324,790

Total borrowed funds	35,053,239	31,710,082	30,908,887	29,524,522	22,444,912
Other liabilities	3,477,844	3,656,586	3,915,265	5,515,119	3,998,808

Total Liabilities	129,434,973	124,587,216	124,727,801	124,227,050	121,218,688
Stockholders’ equity:
Preferred stock	3,307,382	—	—	—	—
Common stock	7,357	7,358	7,358	7,358	7,347
Additional paid-in capital	16,814,730	16,606,677	16,588,382	16,560,302	16,544,651
Retained earnings (deficit)	(1,868,752)	4,445,375	4,436,660	4,494,573	4,439,505
Treasury stock	(1,425,646)	(1,423,620)	(1,370,761)	(1,370,761)	(1,370,761)
Accumulated other comprehensive income (loss)	(22,234)	69,489	46,855	330,449	202,287

Total Stockholders’ Equity	16,812,837	19,705,279	19,708,494	20,021,921	19,823,029

Total Liabilities & SE	$146,247,810	$144,292,495	$144,436,295	$144,248,971	$141,041,717

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (2)

(Unaudited)

	Quarter Ended
($ amounts in thousands, except per share data)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Interest income on:
Loans, including fees	$1,327,885	$1,318,463	$1,374,702	$1,528,821	$1,674,690
Securities:
Taxable	211,424	207,927	208,140	200,131	202,669
Tax-exempt	9,475	10,958	9,949	9,714	9,361

Total securities	220,899	218,885	218,089	209,845	212,030
Loans held for sale	8,622	8,515	9,598	8,998	10,089
Federal funds sold and securities purchased under agreements to resell	2,100	4,914	4,494	7,116	11,188
Trading account assets	10,996	12,701	18,073	20,632	17,666
Other interest-earning assets	11,004	4,927	5,711	7,400	8,505

Total interest income	1,581,506	1,568,405	1,630,667	1,782,812	1,934,168
Interest expense on:
Deposits	407,458	391,271	422,151	503,190	625,600
Short-term borrowings	69,259	101,690	85,350	113,089	107,077
Long-term borrowings	180,630	153,842	143,456	149,048	157,279

Total interest expense	657,347	646,803	650,957	765,327	889,956

Net interest income	924,159	921,602	979,710	1,017,485	1,044,212
Provision for loan losses	1,150,000	417,000	309,000	181,000	358,000

Net interest income (loss) after provision for loan losses	(225,841)	504,602	670,710	836,485	686,212
Non-interest income:
Service charges on deposit accounts	288,126	294,038	294,182	271,613	292,709
Brokerage, investment banking and capital markets	240,820	241,000	272,217	273,431	253,822
Trust department income	51,573	66,474	58,537	56,938	60,798
Mortgage income	34,100	33,030	24,926	45,620	28,046
Securities gains (losses), net	(105)	165	792	91,643	(45)
Other	87,272	84,632	93,315	168,892	97,648

Total non-interest income	701,786	719,339	743,969	908,137	732,978
Non-interest expense:
Salaries and employee benefits	561,948	551,802	598,770	643,419	678,859
Net occupancy expense	113,697	110,587	111,259	106,602	106,252
Furniture and equipment expense	78,879	87,805	87,288	80,569	80,346
Impairment (recapture) of MSR’s	99,000	11,000	(67,000)	42,000	23,000
Goodwill impairment	6,000,000	—	—	—	—
Other	419,155	366,519	410,807	377,508	459,799

Total non-interest expense (1)	7,272,679	1,127,713	1,141,124	1,250,098	1,348,256

Income (loss) from continuing operations before income taxes	(6,796,734)	96,228	273,555	494,524	70,934
Income taxes	(578,707)	5,870	66,909	157,814	(181)
Income (loss) from continuing operations	(6,218,027)	90,358	206,646	336,710	71,115
Loss from discontinued operations before income taxes	(431)	(17,501)	(406)	(67)	(765)
Income tax benefit from discontinued operations	(162)	(6,604)	(153)	(25)	(291)

Loss from discontinued operations, net of tax	(269)	(10,897)	(253)	(42)	(474)

Net income (loss)	$(6,218,296)	$79,461	$206,393	$336,668	$70,641

Income (loss) from continuing operations available to common shareholders	$(6,244,263)	$90,358	$206,646	$336,710	$71,115

Net income (loss) available to common shareholders	$(6,244,532)	$79,461	$206,393	$336,668	$70,641

Weighted-average shares outstanding–during quarter:
Basic	693,000	695,950	695,978	695,098	695,518
Diluted	693,000	696,205	696,346	695,548	696,895
Actual shares outstanding–end of quarter	691,366	691,956	694,729	694,721	693,636
Earnings (loss) per share from continuing operations:
Basic	$(8.97)	$0.13	$0.30	$0.48	$0.10
Diluted	$(8.97)	$0.13	$0.30	$0.48	$0.10
Earnings (loss) per share available to common shareholders (3):
Basic	$(9.01)	$0.11	$0.30	$0.48	$0.10
Diluted	$(9.01)	$0.11	$0.30	$0.48	$0.10
Common dividends declared per share	$0.10	$0.10	$0.38	$0.38	$0.38
Taxable equivalent net interest income from continuing operations	$933,059	$930,609	$989,524	$1,026,489	$1,050,416

See notes to the Consolidated Statements of Income on page 5.

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (2)

(Unaudited)

($ amounts in thousands, except per share data)	Year Ended December 31
	2008	2007
Interest income on:
Loans, including fees	$5,549,871	$6,924,544
Securities:
Taxable	827,622	856,043
Tax-exempt	40,096	41,260

Total securities	867,718	897,303
Loans held for sale	35,733	92,097
Federal funds sold and securities purchased under agreements to resell	18,624	50,801
Trading account assets	62,402	71,418
Other interest-earning assets	29,042	38,500

Total interest income	6,563,390	8,074,663
Interest expense on:
Deposits	1,724,070	2,663,883
Short-term borrowings	369,388	459,467
Long-term borrowings	626,976	552,947

Total interest expense	2,720,434	3,676,297

Net interest income	3,842,956	4,398,366
Provision for loan losses	2,057,000	555,000

Net interest income after provision for loan losses	1,785,956	3,843,366
Non-interest income:
Service charges on deposit accounts	1,147,959	1,162,740
Brokerage, investment banking and capital markets	1,027,468	894,621
Trust department income	233,522	251,319
Mortgage income	137,676	135,704
Securities gains (losses), net	92,495	(8,553)
Other	434,111	420,004

Total non-interest income	3,073,231	2,855,835
Non-interest expense:
Salaries and employee benefits	2,355,939	2,471,869
Net occupancy expense	442,145	413,711
Furniture and equipment expense	334,541	301,330
Impairment of MSR’s	85,000	6,000
Goodwill impairment	6,000,000	—
Other	1,573,989	1,467,441

Total non-interest expense (1)	10,791,614	4,660,351

Income (loss) from continuing operations before income taxes	(5,932,427)	2,038,850
Income taxes	(348,114)	645,687
Income (loss) from continuing operations	(5,584,313)	1,393,163
Loss from discontinued operations before income taxes	(18,405)	(217,387)
Income tax benefit from discontinued operations	(6,944)	(75,319)

Loss from discontinued operations, net of tax	(11,461)	(142,068)
Net income (loss)	$(5,595,774)	$1,251,095

Income (loss) from continuing operations available to common shareholders	$(5,610,549)	$1,393,163

Net income (loss) available to common shareholders	$(5,622,010)	$1,251,095

Weighted-average shares outstanding—year-to-date:
Basic	695,003	707,981
Diluted	695,003	712,743
Actual shares outstanding—end of period	691,366	693,636

Earnings (loss) per share from continuing operations:
Basic	$(8.03)	$1.97
Diluted	$(8.03)	$1.95
Earnings (loss) per share available to common shareholders (3):
Basic	$(8.09)	$1.77
Diluted	$(8.09)	$1.76
Common dividends declared per share	$0.96	$1.46
Taxable equivalent net interest income from continuing operations	$3,879,681	$4,436,475

See notes to the Consolidated Statements of Income on page 5.

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

(1)	Merger-related charges total $24.5 million in 3Q08, $100.1 million in 2Q08, $75.6 million in 1Q08 and $150.2 million in 4Q07.

See page 21 for additional detail.

(2)	Certain amounts in the prior periods have been classified to reflect current period presentation

(3)	Includes preferred stock expense

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis Including Discontinued Operations (1)

($ amounts in thousands; yields on taxable-equivalent basis)

	Quarter Ended
	12/31/08			9/30/08			6/30/08			3/31/08			12/31/07
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	608,438	2,099	1.37%	999,678	4,914	1.96%	883,561	4,494	2.05%	981,195	7,116	2.92%	992,144	11,188	4.47%
Trading account assets	1,333,709	11,730	3.50%	1,347,642	13,747	4.06%	1,399,711	19,262	5.53%	1,813,533	21,030	4.66%	1,289,284	17,864	5.50%
Securities:
Taxable	17,080,811	211,424	4.92%	16,962,182	207,927	4.88%	16,977,622	208,140	4.93%	16,565,408	200,131	4.86%	16,407,051	202,669	4.90%
Tax-exempt	799,674	14,378	7.15%	767,277	16,612	8.61%	719,535	15,220	8.51%	727,662	14,856	8.21%	724,152	14,300	7.83%
Loans held for sale	823,361	8,622	4.17%	563,015	8,514	6.02%	650,096	9,598	5.94%	620,722	8,998	5.83%	663,284	10,089	6.03%
Other earning assets	5,604,251	11,004	0.78%	581,740	4,927	3.37%	636,245	5,711	3.61%	642,804	7,400	4.63%	572,954	8,504	5.89%
Loans, net of unearned income (2)	99,134,008	1,331,149	5.34%	98,333,257	1,320,771	5.34%	97,194,350	1,378,056	5.70%	95,718,586	1,532,285	6.44%	94,783,954	1,675,758	7.01%

Total interest-earning assets	125,384,252	$1,590,406	5.05%	119,554,791	$1,577,412	5.25%	118,461,120	$1,640,481	5.57%	117,069,910	$1,791,816	6.16%	115,432,823	$1,940,372	6.67%
Allowance for loan losses	(1,456,809)			(1,490,838)			(1,370,777)			(1,332,583)			(1,070,916)
Cash and due from banks	2,499,193			2,420,550			2,424,758			2,746,249			2,831,323
Other assets	21,647,103			22,756,459			23,045,528			23,391,604			21,511,015

	$148,073,739			$143,240,962			$142,560,629			$141,875,180			$138,704,245

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,690,776	$1,072	0.12%	$3,774,330	$1,010	0.11%	$3,810,211	$1,000	0.11%	$3,699,304	$1,268	0.14%	$3,669,700	$2,236	0.24%
Interest-bearing transaction accounts	14,393,100	20,011	0.55%	14,830,665	28,529	0.77%	15,396,516	32,057	0.84%	15,620,128	46,525	1.20%	15,029,192	64,376	1.70%
Money market accounts	18,431,738	87,943	1.90%	17,534,433	70,589	1.60%	18,314,710	70,968	1.56%	18,801,773	96,719	2.07%	19,290,437	140,577	2.89%
Time deposits	31,849,414	292,568	3.65%	30,167,854	272,975	3.60%	29,932,613	292,402	3.93%	29,573,584	315,860	4.30%	28,588,955	324,892	4.51%
Foreign deposits	3,395,035	5,864	0.69%	4,592,450	18,168	1.57%	5,635,370	25,724	1.84%	6,005,430	42,818	2.87%	9,212,655	93,519	4.03%

Total interest-bearing deposits	71,760,063	407,458	2.26%	70,899,732	391,271	2.20%	73,089,420	422,151	2.32%	73,700,219	503,190	2.75%	75,790,939	625,600	3.27%
Federal funds purchased and securities sold under agreements to repurchase	4,458,517	12,103	1.08%	9,906,410	51,596	2.07%	7,683,304	39,353	2.06%	8,753,109	67,940	3.12%	8,557,902	92,310	4.28%
Other short-term borrowings	14,259,653	57,156	1.59%	8,014,170	50,094	2.49%	7,097,347	45,997	2.61%	5,389,754	45,149	3.37%	1,554,759	14,767	3.77%
Long-term borrowings	16,068,876	180,630	4.47%	13,363,762	153,842	4.58%	12,925,634	143,456	4.46%	11,653,966	149,048	5.14%	11,054,567	157,279	5.64%

Total interest-bearing liabilities	106,547,109	$657,347	2.45%	102,184,074	$646,803	2.52%	100,795,705	$650,957	2.60%	99,497,048	$765,327	3.09%	96,958,167	$889,956	3.64%
Net interest spread			2.60%			2.73%			2.97%			3.07%			3.03%

Non-interest-bearing deposits	17,773,390			17,690,915			17,814,075			17,602,501			18,249,585
Other liabilities	3,343,346			3,652,505			4,168,681			4,931,717			3,627,697
Stockholders’ equity	20,409,894			19,713,468			19,782,168			19,843,914			19,868,796

	$148,073,739			$143,240,962			$142,560,629			$141,875,180			$138,704,245

Net interest income/margin FTE basis		$933,059	2.96%		$930,609	3.10%		$989,524	3.36%		$1,026,489	3.53%		$1,050,416	3.61%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

(2)	3Q08 loan income includes a $43.1 million reduction for the impact of a leveraged lease tax settlement. The yield on loans adjusted to exclude the settlement would be 5.52% in 3Q08.

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis (1)

($ amounts in thousands; yields on taxable equivalent basis)

	Year Ended December 31
	2008			2007
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	867,868	18,623	2.15%	1,020,994	50,801	4.98%
Trading account assets	1,472,922	65,769	4.47%	1,441,565	72,199	5.01%
Securities:
Taxable securities	16,897,189	827,622	4.90%	16,981,646	856,043	5.04%
Tax-exempt	753,700	61,065	8.10%	736,762	62,751	8.52%
Loans held for sale	664,456	35,733	5.38%	1,538,813	110,950	7.21%
Loans held for sale-divestitures	—	—	—	283,697	21,521	7.59%
Other earning assets	1,872,964	29,042	1.55%	588,141	38,500	6.55%
Loans, net of unearned income (2)	97,601,272	5,562,261	5.70%	94,372,061	6,900,007	7.31%

Total interest-earning assets	120,130,371	6,600,115	5.49%	116,963,679	8,112,772	6.94%
Allowance for loan losses	(1,413,085)			(1,063,011)
Cash and due from banks	2,522,344			2,848,590
Other non-earning assets	22,707,395			20,007,361

	$143,947,025			$138,756,619

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,743,595	$4,350	0.12%	$3,797,413	$10,879	0.29%
Interest-bearing transaction accounts	15,057,653	127,123	0.84%	15,553,355	311,672	2.00%
Money market accounts	18,269,092	326,219	1.79%	19,455,402	629,187	3.23%
Time deposits	30,384,297	1,173,804	3.86%	29,862,940	1,352,093	4.53%
Foreign deposits	4,902,080	92,574	1.89%	7,679,264	347,961	4.53%
Interest-bearing deposits - divestitures	—	—	—	374,179	12,091	3.23%

Total interest-bearing deposits	72,356,717	1,724,070	2.38%	76,722,553	2,663,883	3.47%
Federal funds purchased and securities sold under agreements to repurchase	7,697,505	170,993	2.22%	8,080,179	377,595	4.67%
Other short-term borrowings	8,703,601	198,395	2.28%	1,901,897	81,872	4.30%
Long-term borrowings	13,509,689	626,976	4.64%	9,697,823	552,947	5.70%

Total interest-bearing liabilities	102,267,512	2,720,434	2.66%	96,402,452	3,676,297	3.81%
Net interest spread			2.83%			3.13%

Non-interest bearing deposits	17,720,285			19,002,548
Other liabilities	4,019,821			3,315,160
Stockholders’ equity	19,939,407			20,036,459

	$143,947,025			$138,756,619

Net interest income/margin FTE basis		$3,879,681	3.23%		$4,436,475	3.79%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

(2)	2008 loan income includes a $43.1 million reduction for the impact of a leveraged lease tax settlement. The yield on loans adjusted to exclude the settlement would be 5.74%

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios

	As of and for Quarter Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Return on average assets*	NM	0.22%	0.58%	0.95%	0.20%
Return on average common equity*	NM	1.60%	4.20%	6.82%	1.41%
Return on average tangible common equity*	NM	4.20%	10.98%	17.84%	3.67%
Common equity per share	$19.53	$28.48	$28.37	$28.82	$28.58
Tangible common book value per share	$10.59	$10.84	$10.77	$11.18	$10.92
Stockholders’ equity to total assets	11.50%	13.66%	13.65%	13.88%	14.05%
Tangible common stockholders’ equity to tangible assets	5.23%	5.69%	5.67%	5.90%	5.88%
Tangible common stockholders’ equity to tangible assets (excluding other comprehensive income)	5.24%	5.64%	5.64%	5.64%	5.72%
Tier 1 Capital (2)	10.39%	7.47%	7.48%	7.30%	7.29%
Total Risk-Based Capital (2)	14.65%	11.70%	11.77%	11.07%	11.25%
Allowance for credit losses as a percentage of loans, net of unearned income (1)	1.95%	1.57%	1.56%	1.49%	1.45%
Allowance for loan losses as a percentage of loans, net of unearned income	1.87%	1.49%	1.50%	1.43%	1.39%
Net interest margin (FTE) (3)	2.96%	3.10%	3.36%	3.53%	3.61%
Loans, net of unearned income, to total deposits	107.17%	110.64%	109.30%	108.07%	100.64%
Net charge-offs as a percentage of average loans*	3.19%	1.68%	0.86%	0.53%	0.45%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	1.76%	1.79%	1.65%	1.25%	0.90%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate (4)	1.33%	1.66%	1.65%	1.25%	0.90%
Non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	2.33%	2.25%	2.09%	1.73%	1.28%
Non-performing assets (including loans 90 days past due)as a percentage of loans and other real estate (4)	1.89%	2.12%	2.08%	1.73%	1.28%

*	Annualized

(1)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit

(2)	Current quarter Tier 1 and Total Risk-based Capital ratios are estimated

(3)	3Q08 lower by 14 bps resulting from the impact of a leveraged lease tax settlement in the quarter

(4)	Excludes loans held for sale

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Loans (1)

Loan Portfolio - Period End Data

($ amounts in thousands)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	12/31/08 vs. 9/30/08		12/31/08 vs. 12/31/07
Commercial and industrial	$23,595,418	$23,511,223	$23,241,719	$21,721,738	$20,906,617	$84,195	0.4%	$2,688,801	12.9%
Residential first mortgage	15,839,016	16,190,711	16,464,099	16,763,350	16,959,546	(351,695)	-2.2%	(1,120,530)	-6.6%
Commercial real estate	26,208,325	25,720,059	24,919,399	24,694,372	23,107,176	488,266	1.9%	3,101,149	13.4%
Construction	10,634,063	11,620,174	12,001,490	11,961,974	13,301,898	(986,111)	-8.5%	(2,667,835)	-20.1%
Home equity	16,130,255	15,848,995	15,446,740	15,034,850	14,962,007	281,260	1.8%	1,168,248	7.8%
Indirect	3,853,770	4,211,078	4,145,457	3,961,782	3,938,113	(357,308)	-8.5%	(84,343)	-2.1%
Other consumer	1,157,838	1,609,570	2,047,675	2,247,365	2,203,490	(451,732)	-28.1%	(1,045,652)	-47.5%

	$97,418,685	$98,711,810	$98,266,579	$96,385,431	$95,378,847	$(1,293,125)	-1.3%	$2,039,838	2.1%

Loan Portfolio - Average Balances

($ amounts in thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	4Q08 vs. 3Q08		4Q08 vs. 4Q07
Commercial and industrial	$24,121,842	$22,915,564	$22,403,228	$21,168,719	$22,913,252	$1,206,278	5.3%	$1,208,590	5.3%
Residential first mortgage	16,004,588	16,303,753	16,577,757	16,809,947	16,498,108	(299,165)	-1.8%	(493,520)	-3.0%
Commercial real estate	25,886,699	25,206,590	24,741,421	24,037,892	20,722,764	680,109	2.7%	5,163,935	24.9%
Construction	11,583,984	12,042,140	12,151,436	12,406,900	13,543,446	(458,156)	-3.8%	(1,959,462)	-14.5%
Home equity	16,035,825	15,659,363	15,252,902	14,997,751	14,888,685	376,462	2.4%	1,147,140	7.7%
Indirect	4,043,477	4,214,428	4,038,990	3,954,999	3,975,744	(170,951)	-4.1%	67,733	1.7%
Other consumer	1,457,593	1,991,419	2,028,616	2,342,378	2,241,955	(533,826)	-26.8%	(784,362)	-35.0%

	$99,134,008	$98,333,257	$97,194,350	$95,718,586	$94,783,954	$800,751	0.8%	$4,350,054	4.6%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

•	1Q08 loan classifications reflect an approximate $722 million reclassification of balances from construction to commercial real estate, effective 1/1/08

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Deposits (1)

Deposit Portfolio - Period End Data

($ amounts in thousands)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	12/31/08 vs. 9/30/08		12/31/08 vs. 12/31/07
Customer Deposits
Interest-Free Deposits	$18,456,668	$18,044,840	$18,334,239	$18,182,582	$18,417,266	$411,828	2.3%	$39,402	0.2%
Interest-Bearing Checking	15,022,207	14,616,324	15,380,301	15,603,984	15,846,139	405,883	2.8%	(823,932)	-5.2%
Savings	3,662,949	3,708,541	3,819,138	3,792,550	3,646,632	(45,592)	-1.2%	16,317	0.4%
Money Market	19,470,885	17,098,015	17,993,169	18,649,389	18,934,309	2,372,870	13.9%	536,576	2.8%
Money Market - Foreign	1,812,446	2,454,107	3,122,234	3,089,721	3,482,603	(641,661)	-26.1%	(1,670,157)	-48.0%

Low Cost Deposits	58,425,155	55,921,827	58,649,081	59,318,226	60,326,949	2,503,328	4.5%	(1,901,794)	-3.2%

Time Deposits	32,368,499	29,287,705	27,376,268	26,910,200	26,507,459	3,080,794	10.5%	5,861,040	22.1%

Total Customer Deposits	90,793,654	85,209,532	86,025,349	86,228,426	86,834,408	5,584,122	6.6%	3,959,246	4.6%

Corporate Treasury Deposits
Time Deposits	110,236	1,123,213	3,085,874	2,552,983	2,791,386	(1,012,977)	-90.2%	(2,681,150)	-96.1%
Other Foreign Deposits	—	2,887,803	792,426	406,000	5,149,174	(2,887,803)	-100.0%	(5,149,174)	-100.0%

Total Corporate Treasury Deposits	110,236	4,011,016	3,878,300	2,958,983	7,940,560	(3,900,780)	-97.3%	(7,830,324)	-98.6%

Total Deposits	$90,903,890	$89,220,548	$89,903,649	$89,187,409	$94,774,968	$1,683,342	1.9%	$(3,871,078)	-4.1%

Deposit Portfolio - Average Balances
($ amounts in thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	4Q08 vs. 3Q08		4Q08 vs. 4Q07
Customer Deposits
Interest-Free Deposits	$17,773,390	$17,690,914	$17,814,075	$17,602,501	$18,249,585	$82,476	0.5%	$(476,195)	-2.6%
Interest-Bearing Checking	14,393,100	14,830,665	15,396,516	15,620,128	15,029,192	(437,565)	-3.0%	(636,092)	-4.2%
Savings	3,690,776	3,774,330	3,810,211	3,699,304	3,669,700	(83,554)	-2.2%	21,076	0.6%
Money Market	18,431,738	17,534,433	18,314,710	18,801,773	19,290,437	897,305	5.1%	(858,699)	-4.5%
Money Market - Foreign	2,133,088	2,859,674	3,112,534	3,213,214	3,851,066	(726,586)	-25.4%	(1,717,978)	-44.6%

Low Cost Deposits	56,422,092	56,690,016	58,448,046	58,936,920	60,089,980	(267,924)	-0.5%	(3,667,888)	-6.1%

Time Deposits	31,442,107	27,769,797	27,247,666	26,717,380	26,716,422	3,672,310	13.2%	4,725,685	17.7%

Total Customer Deposits	87,864,199	84,459,813	85,695,712	85,654,300	86,806,402	3,404,386	4.0%	1,057,797	1.2%

Corporate Treasury Deposits
Time Deposits	407,307	2,398,056	2,684,946	2,856,204	1,872,532	(1,990,749)	-83.0%	(1,465,225)	-78.2%
Other Foreign Deposits	1,261,948	1,732,776	2,522,837	2,792,216	5,361,590	(470,828)	-27.2%	(4,099,642)	-76.5%

Total Corporate Treasury Deposits	1,669,255	4,130,832	5,207,783	5,648,420	7,234,122	(2,461,577)	-59.6%	(5,564,867)	-76.9%

Total Deposits	$89,533,454	$88,590,645	$90,903,495	$91,302,720	$94,040,524	$942,809	1.1%	$(4,507,070)	-4.8%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Operating Revenue from Continuing Operations (1)

Revenue

($ amounts in thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	4Q08 vs. 3Q08		4Q08 vs. 4Q07
Net Interest Income (TE basis)	$933,059	$930,609	$989,524	$1,026,489	$1,050,416	$2,450	0.3%	$(117,357)	-11.2%
Non-Interest Income (excl. sec. gains/losses)	701,891	719,174	743,177	816,494	733,023	(17,283)	-2.4%	(31,132)	-4.2%

Total Revenue (excl. sec. gains/losses, TE basis)	$1,634,950	$1,649,783	$1,732,701	$1,842,983	$1,783,439	$(14,833)	-0.9%	$(148,489)	-8.3%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

•	Net interest margin of 2.96% in 4Q08 compared to 3.10% in 3Q08

•	Net interest margin in 3Q08 was negatively impacted by 14 bps due to a leveraged lease tax settlement

Therefore comparable linked quarter margin declined 28 bps

•	Regions’ balance sheet positioning is asset-sensitive as of December 31, 2008

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations (1)

Non-interest Income and Expense

Non-interest Income

($ amounts in thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	4Q08 vs. 3Q08		4Q08 vs. 4Q07
Service charges on deposit accounts	$288,126	$294,038	$294,182	$271,613	$292,709	$(5,912)	-2.0%	$(4,583)	-1.6%
Brokerage, investment banking and capital markets	240,820	241,000	272,217	273,431	253,822	(180)	-0.1%	(13,002)	-5.1%
Trust department income	51,573	66,474	58,537	56,938	60,798	(14,901)	-22.4%	(9,225)	-15.2%
Mortgage income	34,100	33,030	24,926	45,620	28,046	1,070	3.2%	6,054	21.6%
Securities gains (losses), net	(105)	165	792	91,643	(45)	(270)	-163.6%	(60)	-133.3%
Insurance income	26,346	26,007	26,818	30,899	23,320	339	1.3%	3,026	13.0%
Other	60,926	58,625	66,497	137,993	74,328	2,301	3.9%	(13,402)	-18.0%

Total non-interest income	$701,786	$719,339	$743,969	$908,137	$732,978	$(17,553)	-2.4%	$(31,192)	-4.3%

Non-interest Expense*

($ amounts in thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	4Q08 vs. 3Q08		4Q08 vs. 4Q07
Salaries and employee benefits (w/o merger)	$561,948	$527,287	$551,973	$581,330	$581,634	$34,661	6.6%	$(19,686)	-3.4%
Net occupancy expense	113,697	110,587	109,327	105,203	102,361	3,110	2.8%	11,336	11.1%
Furniture and equipment expense	78,879	87,805	82,159	80,713	78,669	(8,926)	-10.2%	210	0.3%
Impairment (recapture) of MSR’s	99,000	11,000	(67,000)	42,000	23,000	88,000	800.0%	76,000	330.4%
Loss on early extinguishment of debt	—	—	—	65,405	—	—	NM	—	NM
Professional fees	73,673	51,594	49,342	32,173	43,212	22,079	42.8%	30,461	70.5%
Marketing expense	21,282	23,263	18,995	20,684	29,062	(1,981)	-8.5%	(7,780)	-26.8%
Amortization of core deposit intangible	32,071	33,011	34,013	35,045	42,100	(940)	-2.8%	(10,029)	-23.8%
Amortization of MSR’s	16,201	12,881	22,057	24,292	21,183	3,320	25.8%	(4,982)	-23.5%
Other real estate owned expense	32,244	43,468	20,109	6,945	8,965	(11,224)	-25.8%	23,279	259.7%
Other	243,684	202,302	220,091	180,710	267,908	41,382	20.5%	(24,224)	-9.0%

Total non-interest expense, excluding merger charges and goodwill impairment	1,272,679	1,103,198	1,041,066	1,174,500	1,198,094	169,481	15.4%	74,585	6.2%
Merger-related charges	—	24,515	100,058	75,598	150,162	(24,515)	-100.0%	(150,162)	-100.0%
Goodwill impairment charge	6,000,000	—	—	—	—	6,000,000	NM	6,000,000	NM

Total non-interest expense	$7,272,679	$1,127,713	$1,141,124	$1,250,098	$1,348,256	$6,144,966	NM	$5,924,423	NM

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

*	Individual expense categories are presented excluding merger-related charges and goodwill impairment, which are presented in separate line items in the above table

•	A $6 billion non-cash goodwill impairment charge was booked due to the estimated value of equity being less than the book value of equity within the General Banking/Treasury segment

•	Service charges decreased $5.9 million linked quarter, due to a weak economy causing lower transaction volumes and reduced account activity

•	4Q08 brokerage revenues remained consistent on a linked quarter basis due to increased sales activities from Morgan Keegan offset by lower capital markets revenues

•

Trust income decrease of $14.9 million in the fourth quarter, affected by lower asset valuations from declining markets. Also, third quarter trust income reflected higher fees from energy-related brokered transactions.

•	2Q08 mortgage income reflects a $15 million loss on sale of mortgage servicing rights

•	1Q08 other non-interest income reflects a $62.8 million gain on the redemption of Visa shares

•	Non-interest expense, excluding MSR impairment and recapture, merger-related charges, and goodwill impairment increased 7% during 4Q08 as compared to 3Q08

•	Salaries and benefits expense rose in 4Q08 resulting from increased incentive costs tied to deposit growth and higher incentives related to increased brokerage revenues at Morgan Keegan

•	4Q08 linked quarter increase in professional fees is due to higher legal costs

•	Decline in 3Q08 amortization of mortgage servicing rights is due to a change in the interest rate environment and a sale of a GNMA servicing rights portfolio in the previous quarter

•	4Q08 other real estate owned expense decreased $11 million as compared to the third quarter, which included the impact of a higher level of asset sales

•

Other non-interest expense reflects losses on Morgan Keegan Mutual Funds totaling $2.8 million, $8.8 million, $13.4 million, $24.5 million, and $38.5 million for 4Q08, 3Q08, 2Q08, 1Q08 and 4Q07, respectively

•

4Q08 other non-interest expense reflects $10 million increases in both contributions and losses on loans moved to held for sale during 3Q08 and a $21 million increase in securities-related valuation adjustments

•	1Q08 includes $28.4 million Visa litigation expense reduction related to Visa’s IPO. Also included in other non-interest expense during 1Q08 is a $11.4 million annual subsidiary dividend payment.

•	4Q07 other non-interest expense includes a $51.5 million charge related to Regions’ ownership interest in the Visa antitrust lawsuit settlements and other related litigation

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Morgan Keegan

Morgan Keegan

Summary Income Statement (excluding merger-related charges)

($ amounts in thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	4Q08 vs. 3Q08		4Q08 vs. 4Q07
Revenues:
Commissions	$56,075	$60,725	$64,615	$67,801	$82,502	$(4,650)	-7.7%	$(26,427)	-32.0%
Principal transactions	98,445	46,312	52,615	70,045	56,216	52,133	112.6%	42,229	75.1%
Investment banking	43,301	41,000	70,587	55,010	57,192	2,301	5.6%	(13,891)	-24.3%
Interest	16,649	21,890	27,143	29,454	33,772	(5,241)	-23.9%	(17,123)	-50.7%
Trust fees and services	53,930	65,688	56,850	54,085	56,736	(11,758)	-17.9%	(2,806)	-4.9%
Investment advisory	49,973	49,446	54,685	52,432	52,168	527	1.1%	(2,195)	-4.2%
Other	10,020	8,193	12,790	10,423	12,357	1,827	22.3%	(2,337)	-18.9%

Total revenues	328,393	293,254	339,285	339,250	350,943	35,139	12.0%	(22,550)	-6.4%
Expenses:
Interest expense	7,334	11,380	11,644	15,470	19,790	(4,046)	-35.6%	(12,456)	-62.9%
Non-interest expense	277,508	232,630	266,937	274,738	291,022	44,878	19.3%	(13,514)	-4.6%

Total expenses	284,842	244,010	278,581	290,208	310,812	40,832	16.7%	(25,970)	-8.4%

Income before income taxes	43,551	49,244	60,704	49,042	40,131	(5,693)	-11.6%	3,420	8.5%
Income taxes	15,406	18,262	22,463	18,069	15,068	(2,856)	-15.6%	338	2.2%

Net income[1]	$28,145	$30,982	$38,241	$30,973	$25,063	$(2,837)	-9.2%	$3,082	12.3%

[1]	2Q08 and 1Q08 net income do not include merger-related charges of $0.5 million and $17.2 million pre-tax, or $0.3 million and $11.0 million after-tax, respectively.

Breakout of Revenue by Division

($ amounts in thousands)	Private Client	Fixed- income Capital Markets	Equity Capital Markets	Regions MK Trust	Asset Management	Interest & Other
Three months ended December 31, 2008:
$ amount of revenue	$81,260	$109,710	$22,967	$53,931	$46,131	$14,394
% of gross revenue	24.7%	33.4%	7.0%	16.4%	14.0%	4.5%
Three months ended September 30, 2008:
$ amount of revenue	$82,269	$73,237	$24,118	$65,688	$46,624	$1,318
% of gross revenue	28.1%	25.0%	8.2%	22.4%	15.9%	0.4%
Year Ended December 31, 2008:
$ amount of revenue	$339,438	$369,887	$127,929	$230,551	$177,352	$55,025
% of gross revenue	26.1%	28.5%	9.8%	17.7%	13.6%	4.3%
Year Ended December 31, 2007:
$ amount of revenue	$393,511	$244,407	$103,289	$225,853	$188,905	$144,227
% of gross revenue	30.3%	18.8%	7.9%	17.4%	14.5%	11.1%

•

The significant increase in principal transactions on a linked quarter basis is primarily due to stronger fixed income institutional business as institutional customers invested heavily in municipal securities, mortgage-backed securities, and treasury securities during the 4th Quarter.

•

Trust fees and services revenue, as well as Regions MK Trust division revenue, decreased due to the drop in trust assets during the quarter. Also, 3Q08 trust income reflected higher fees from energy-related brokered transactions.

•	Non-interest expenses increased during 4Q08 driven by higher commissions, a result of higher brokerage revenues, compensation, and legal expenses

•	Fixed income capital markets revenues reflect increased purchases of safe-haven assets, including treasuries, by institutional investors

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Credit Quality (1)

Credit Quality

	As of and for Quarter Ended					YTD
($ in thousands)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	12/31/08	12/31/07
Allowance for credit losses (ACL)	$1,899,679	$1,546,363	$1,536,346	$1,432,271	$1,379,498	$1,899,679	$1,379,498
Provision for loan losses from continuing operations	$1,150,000	$417,000	$309,000	$181,000	$358,000	$2,057,000	$555,000
Provision for unfunded credit losses	$(692)	$9,401	$9,036	$(2,469)	$2,416	$15,276	$6,419
Net loans charged-off:*
Commercial and industrial	$74,734	$53,991	$28,171	$52,146	$37,048	$209,042	$73,353
Residential first mortgage	42,116	18,368	11,501	9,462	7,433	81,447	7,443
Commercial real estate	276,767	59,277	31,850	11,035	12,976	378,929	41,898
Construction	304,643	198,676	46,036	13,138	16,036	562,493	30,547
Home equity lending	69,228	62,540	73,406	21,072	11,513	226,246	40,674
Indirect lending	14,563	10,173	8,038	8,381	7,752	41,155	20,538
Other consumer	13,941	13,359	9,949	10,524	14,714	47,773	56,069

Total	$795,992	$416,384	$208,951	$125,758	$107,472	$1,547,085	$270,522

Net loan charge-offs as a % of average loans, annualized *
Commercial and industrial	1.23%	0.94%	0.51%	0.99%	0.64%	0.92%	0.33%
Residential first mortgage	1.05%	0.45%	0.28%	0.23%	0.18%	0.50%	0.12%
Commercial real estate	4.25%	0.94%	0.52%	0.18%	0.25%	1.52%	0.15%
Construction	10.46%	6.56%	1.52%	0.43%	0.47%	4.67%	0.22%
Home equity lending	1.72%	1.59%	1.94%	0.57%	0.31%	1.46%	0.27%
Indirect lending	1.43%	0.96%	0.80%	0.85%	0.77%	1.01%	0.51%
Other consumer	3.80%	2.67%	1.97%	1.81%	2.60%	2.45%	2.31%

Total	3.19%	1.68%	0.86%	0.53%	0.45%	1.59%	0.29%

Non-performing assets (NPAs)	$1,717,986	$1,770,739	$1,629,449	$1,204,429	$864,054
Non-performing assets held for sale	423,255	128,771	8,615	—	—

Non-performing assets, excluding loans held for sale	$1,294,731	$1,641,968	$1,620,834	$1,204,429	$864,054
Foreclosed properties	242,961	201,345	210,330	180,228	120,465

Non-accrual loans*	$1,051,770	$1,440,623	$1,410,504	$1,024,201	$743,589

Loans past due > 90 days*	$554,358	$457,090	$431,958	$467,375	$356,685
Restructured loans not included in categories above	$454,731	$138,688	$101,559	—	—
Credit Ratios:
ACL/Loans, net	1.95%	1.57%	1.56%	1.49%	1.45%
ALL/Loans, net	1.87%	1.49%	1.50%	1.43%	1.39%
NPAs (ex. 90+ past due)/Loans and foreclosed properties	1.76%	1.79%	1.65%	1.25%	0.90%
NPAs (ex. 90+ past due)/Loans and foreclosed properties - excludes loans held for sale	1.33%	1.66%	1.65%	1.25%	0.90%
NPAs (inc. 90+ past due)/Loans and foreclosed properties	2.33%	2.25%	2.09%	1.73%	1.28%
NPAs (inc. 90+ past due)/Loans and foreclosed properties - excludes loans held for sale	1.89%	2.12%	2.08%	1.73%	1.28%

*	See page 15 for loan portfolio (risk view) breakout

Allowance for Credit Losses

	Year Ended December 31
($ amounts in thousands)	2008	2007
Balance at beginning of year	$1,379,498	$1,107,788
Net loans charged-off	(1,547,085)	(270,522)
Allowance allocated to sold loans	(5,010)	(19,369)
Provision for loan losses, from continuing operations	2,057,000	555,000
Provision for loan losses, from discontinued operations	—	182
Provision for unfunded credit commitments	15,276	6,419

Balance at end of period	$1,899,679	$1,379,498

Components:
Allowance for loan losses	$1,826,149	$1,321,244
Reserve for unfunded credit commitments	73,530	58,254

Allowance for credit losses	$1,899,679	$1,379,498

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Loan Portfolio - Risk View

Total Loan Portfolio and Net Charge-offs

	Ending Balance					% of Total Loans
($ in thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	4Q08	3Q08	2Q08	1Q08	4Q07
Commercial
Commercial and Industrial/Leases	$19,580,287	$19,221,577	$18,952,630	$17,463,045	$16,533,176	20%	19%	19%	18%	17%
Commercial Real Estate - Owner-Occupied Mortgages	4,780,136	4,646,456	4,611,848	4,690,719	4,528,875	5%	5%	5%	5%	5%

Total Commercial	24,360,423	23,868,033	23,564,478	22,153,764	21,062,051	25%	24%	24%	23%	22%
Commercial Real Estate (1)
CRE - Non-Owner-Occupied Mortgages	10,732,193	10,306,214	9,779,868	9,607,134	8,201,155	11%	11%	9%	10%	8%
Non-Owner Occupied Construction	8,623,809	9,325,158	8,886,995	n/a	n/a	9%	10%	10%	n/a	n/a
Owner Occupied Construction	1,235,391	1,352,603	1,971,803	n/a	n/a	1%	1%	2%	n/a	n/a

Construction	9,859,200	10,677,761	10,858,798	10,784,692	11,985,886	10%	11%	11%	11%	14%

Total Commercial Real Estate	20,591,393	20,983,975	20,638,666	20,391,826	20,187,041	21%	22%	21%	21%	22%
Business and Community Banking (1)
Commercial and Industrial	4,015,130	4,289,646	4,289,088	n/a	n/a	4%	4%	4%	n/a	n/a
Commercial Real Estate - Owner-Occupied Mortgages	6,941,711	6,922,625	6,665,011	n/a	n/a	7%	7%	7%	n/a	n/a
CRE - Non-Owner-Occupied Mortgages	3,754,284	3,844,764	3,862,672	n/a	n/a	4%	4%	4%	n/a	n/a
Non-Owner Occupied Construction	405,016	485,306	591,184	n/a	n/a	0%	0%	0%	n/a	n/a
Owner Occupied Construction	369,830	457,072	551,417	n/a	n/a	0%	0%	0%	n/a	n/a

Construction	774,847	942,378	1,142,601	n/a	n/a	1%	1%	1%	n/a	n/a

Total Business and Community Banking	15,485,973	15,999,412	15,959,372	16,030,169	16,211,732	16%	16%	16%	17%	16%
Residential First Mortgage
Alt-A	2,549,468	2,615,498	2,660,288	2,743,467	2,830,062	2%	2%	3%	3%	3%
Residential First Mortgage	13,289,547	13,575,213	13,803,811	14,019,883	14,129,484	14%	14%	14%	14%	15%

Total Residential First Mortgage	15,839,015	16,190,711	16,464,099	16,763,350	16,959,546	16%	16%	17%	17%	18%
Consumer
Home Equity Lending	16,130,255	15,848,995	15,446,740	15,034,850	14,962,007	17%	16%	16%	16%	16%
Indirect Lending	3,853,770	4,211,078	4,145,457	3,961,782	3,938,113	4%	4%	4%	4%	4%
Direct Lending	826,279	872,924	927,865	974,684	1,066,184	1%	1%	1%	1%	1%
Other Consumer	331,576	736,681	1,119,902	1,075,006	992,175	0%	1%	1%	1%	1%

Total Other Consumer	21,141,880	21,669,678	21,639,964	21,046,322	20,958,479	22%	22%	22%	22%	22%

Total Loans	$97,418,685	$98,711,810	$98,266,579	$96,385,431	$95,378,847	100%	100%	100%	100%	100%

	Net Charge-offs (2)					% of Loans* (2)
($ in thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	4Q08	3Q08	2Q08	1Q08	4Q07
Commercial
Commercial and Industrial/Leases	$42,954	$28,316	$7,374	$27,828	$24,784	0.86%	0.61%	0.16%	0.67%	0.49%
Commercial Real Estate - Owner-Occupied Mortgages	25,844	7,918	7,866	4,433	2,643	2.21%	0.72%	0.70%	0.40%	0.13%

Total Commercial	68,798	36,234	15,240	32,261	27,427	1.11%	0.63%	0.27%	0.61%	0.39%
Commercial Real Estate (1)
CRE - Non-Owner-Occupied Mortgages	241,363	48,920	22,320	5,247	9,903	9.14%	2.11%	0.99%	0.24%	0.73%
Non-Owner Occupied Construction	299,827	188,898	n/a	n/a	n/a	12.77%	7.52%	n/a	n/a	n/a
Owner Occupied Construction	3,663	4,990	n/a	n/a	n/a	1.08%	1.06%	n/a	n/a	n/a

Construction	303,490	193,888	44,929	12,666	16,111	11.30%	6.50%	1.55%	0.44%	0.48%

Total Commercial Real Estate	544,853	242,807	67,249	17,913	26,014	10.23%	4.58%	1.31%	0.35%	0.55%
Business and Community Banking (1)
Commercial and Industrial	29,607	22,957	18,977	n/a	n/a	2.84%	2.12%	1.78%	n/a	n/a
Commercial Real Estate - Owner-Occupied Mortgages	6,182	1,052	1,083	n/a	n/a	0.36%	0.06%	0.07%	n/a	n/a
CRE - Non-Owner-Occupied Mortgages	3,378	1,389	580	n/a	n/a	0.35%	0.15%	0.06%	n/a	n/a
Non-Owner Occupied Construction	773	4,605	n/a	n/a	n/a	0.67%	2.76%	n/a	n/a	n/a
Owner Occupied Construction	380	183	n/a	n/a	n/a	0.34%	0.10%	n/a	n/a	n/a

Construction	1,153	4,788	1,108	n/a	n/a	0.51%	1.38%	0.30%	n/a	n/a

Total Business and Community Banking	40,320	30,186	21,748	23,568	10,313	1.02%	0.75%	0.55%	0.59%	0.39%
Residential First Mortgage
Alt-A	6,583	3,968	2,978	2,106	1,822	1.03%	0.60%	0.45%	0.31%	0.26%
Residential First Mortgage	35,533	14,400	8,523	7,356	5,611	1.05%	0.42%	0.25%	0.21%	0.16%

Total Residential First Mortgage	42,116	18,368	11,501	9,462	7,433	1.05%	0.45%	0.28%	0.23%	0.18%
Consumer
Home Equity Lending	69,228	62,540	73,406	21,072	11,513	1.72%	1.59%	1.94%	0.57%	0.31%
Indirect Lending	14,563	10,173	8,037	8,381	7,752	1.43%	0.96%	0.80%	0.85%	0.77%
Direct Lending	3,411	2,996	2,641	2,361	2,911	1.61%	1.33%	1.11%	0.94%	1.09%
Other Consumer	12,703	13,080	9,129	10,740	14,109	8.24%	4.76%	3.41%	3.74%	5.21%

Total Other Consumer	99,905	88,789	93,213	42,554	36,285	1.85%	1.62%	1.76%	0.81%	0.69%

Total Loans	$795,992	$416,384	$208,951	$125,758	$107,472	3.19%	1.68%	0.86%	0.53%	0.45%

90+ Days Past Due Loans and Non-accrual Loans

	90+ Past Due (2)					% of Loans* (2)
($ in thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	4Q08	3Q08	2Q08	1Q08	4Q07
Commercial
Commercial and Industrial/Leases	$2,171	$1,907	$3,977	$28,405	$5,984	0.01%	0.01%	0.02%	0.16%	0.04%
Commercial Real Estate - Owner-Occupied	6,637	317	1,635	2,475	1,112	0.14%	0.01%	0.04%	0.05%	0.02%

Total Commercial	8,808	2,224	5,612	30,880	7,096	0.04%	0.01%	0.02%	0.14%	0.03%
Commercial Real Estate (1)
CRE - Non-Owner- Occupied Mortgages	7,237	7,662	3,786	17,732	7,625	0.07%	0.07%	0.04%	0.18%	0.09%
Non-Owner Occupied Construction	10,889	357	14,712	n/a	n/a	0.13%	0.00%	0.17%	n/a	n/a
Owner Occupied Construction	2,371	4,310	2,662	n/a	n/a	0.19%	0.32%	0.14%	n/a	n/a

Construction	13,260	4,667	17,374	10,782	18,535	0.13%	0.04%	0.16%	0.10%	0.15%

Total Commercial Real Estate	20,497	12,329	21,160	28,514	26,160	0.10%	0.06%	0.10%	0.14%	0.13%
Business and Community Banking (1)
Commercial and Industrial	11,895	8,422	6,551	n/a	n/a	0.30%	0.20%	0.15%	n/a	n/a
Commercial Real Estate - Owner-Occupied Mortgages	6,103	4,969	5,721	n/a	n/a	0.09%	0.07%	0.09%	n/a	n/a
CRE - Non-Owner-Occupied Mortgages	4,688	2,469	4,698	n/a	n/a	0.12%	0.06%	0.12%	n/a	n/a
Non-Owner Occupied Construction	860	674	58	n/a	n/a	0.21%	0.14%	0.01%	n/a	n/a
Owner Occupied Construction	296	3,104	410	n/a	n/a	0.08%	0.68%	0.07%	n/a	n/a

Construction	1,156	3,778	468	n/a	n/a	0.15%	0.40%	0.04%	n/a	n/a

Total Business and Community Banking	23,842	19,638	17,438	19,960	10,638	0.15%	0.12%	0.11%	0.12%	0.07%
Residential First Mortgage
Alt-A	108,785	95,966	79,658	67,275	41,125	4.27%	3.67%	2.99%	2.45%	1.45%
Residential First Mortgage	163,191	144,285	130,794	118,654	113,281	1.23%	1.06%	0.95%	0.85%	0.80%

Total Residential First Mortgage	271,976	240,251	210,452	185,929	154,406	1.72%	1.48%	1.28%	1.11%	0.91%
Consumer
Home Equity Lending	214,437	172,894	166,816	192,836	146,808	1.33%	1.09%	1.08%	1.28%	0.98%
Indirect Lending	7,854	4,228	4,581	4,233	6,002	0.20%	0.10%	0.11%	0.11%	0.15%
Direct Lending	2,786	2,672	2,507	2,971	2,997	0.34%	0.31%	0.27%	0.30%	0.28%
Other Consumer	4,158	2,854	3,392	2,052	2,578	1.25%	0.39%	0.30%	0.19%	0.26%

Total Other Consumer	229,235	182,648	177,296	202,092	158,385	1.08%	0.84%	0.82%	0.96%	0.76%

Total Loans	$554,358	$457,090	$431,958	$467,375	$356,685	0.57%	0.46%	0.44%	0.48%	0.37%

	Non-accrual loans (excludes held for sale) (2)					% of Loans* (2)
($ in thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	4Q08	3Q08	2Q08	1Q08	4Q07
Commercial
Commercial and Industrial/Leases	$118,120	$161,815	$132,480	$89,412	$55,355	0.60%	0.84%	0.70%	0.51%	0.33%
Commercial Real Estate - Owner-Occupied	131,072	148,597	138,044	110,579	105,494	2.74%	3.20%	2.99%	2.36%	2.33%

Total Commercial	249,192	310,412	270,524	199,991	160,849	1.02%	1.30%	1.15%	0.90%	0.76%
Commercial Real Estate (1)
CRE - Non-Owner- Occupied Mortgages	260,601	352,503	274,664	207,907	148,539	2.43%	3.42%	2.81%	2.16%	1.81%
Non-Owner Occupied Construction	268,833	518,256	640,303	n/a	n/a	3.12%	5.56%	7.20%	n/a	n/a
Owner Occupied Construction	23,395	27,407	28,626	n/a	n/a	1.89%	2.03%	1.45%	n/a	n/a

Construction	292,228	545,663	668,929	446,861	304,941	2.96%	5.11%	6.16%	4.14%	2.54%

Total Commercial Real Estate	552,829	898,166	943,593	654,768	453,480	2.68%	4.28%	4.57%	3.21%	2.25%
Business and Community Banking (1)
Commercial and Industrial	57,352	52,994	48,908	n/a	n/a	1.43%	1.24%	1.14%	n/a	n/a
Commercial Real Estate - Owner-Occupied Mortgages	65,741	47,698	37,672	n/a	n/a	0.95%	0.69%	0.57%	n/a	n/a
CRE - Non-Owner-Occupied Mortgages	30,996	25,478	18,459	n/a	n/a	0.83%	0.66%	0.48%	n/a	n/a
Non-Owner Occupied Construction	3,903	4,237	2,960	n/a	n/a	0.96%	0.87%	0.50%	n/a	n/a
Owner Occupied Construction	2,473	4,877	4,193	n/a	n/a	0.67%	1.07%	0.76%	n/a	n/a

Construction	6,376	9,114	7,153	n/a	n/a	0.82%	0.97%	0.63%	n/a	n/a

Total Business and Community Banking	160,465	135,284	112,192	100,991	75,930	1.04%	0.85%	0.70%	0.63%	0.47%
Residential First Mortgage
Alt-A	30,590	24,285	20,259	14,271	8,534	1.20%	0.93%	0.76%	0.52%	0.30%
Residential First Mortgage	55,289	70,116	50,285	41,750	38,177	0.42%	0.52%	0.36%	0.30%	0.27%

Total Residential First Mortgage	85,880	94,401	70,544	56,021	46,711	0.54%	0.58%	0.43%	0.33%	0.28%
Consumer
Home Equity Lending	3,238	2,226	13,335	12,428	6,611	0.02%	0.01%	0.09%	0.08%	0.04%
Indirect Lending	1	15	—	1	8	0.00%	0.00%	0.00%	0.00%	0.00%
Direct Lending	1	30	315	1	—	0.00%	0.00%	0.03%	0.00%	0.00%
Other Consumer	164	89	1	—	—	0.05%	0.01%	0.00%	0.00%	0.00%

Total Other Consumer	3,404	2,360	13,651	12,430	6,619	0.02%	0.01%	0.06%	0.06%	0.03%

Total Loans	$1,051,770	$1,440,623	$1,410,504	$1,024,201	$743,589	1.08%	1.46%	1.44%	1.06%	0.78%

*	Percentage of related loan category outstandings

Note: 1Q08 loan classifications reflect an approximate $722 million reclassification of balances from real estate-construction to real estate-mortgage, effective 1/1/08 (note that past due, non-accrual and net charge-offs also impacted by reclass)

(1)	Breakout for certain prior periods is not available

(2)	Information prior to 4Q08 does not reflect reclassifications between various Commercial Real Estate and Business and Community Banking categories

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Loan Portfolio Charge-off View (for the quarter ended 12/31/08)

2008 Net Charge-offs to Average Loans(%)
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Homebuilder
Condo
Florida - 2nd Liens
CRE - NOO
NOO Construction
Indirect Auto and Other Consumer
Residential 1st Mortgage
C&I + CRE - OO
Home Equity--excl Florida 2nd Liens
OO Construction
Note: Bar height represents charge-off percentage and width represents average balances as of December 31, 2008.
$4.8
$1.0
$3.7
$12.1
$6.2
$5.5
$16.0
$35.6
$12.4
$1.8
Total Loan Portfolio ($ in billions)

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

•	Portfolio well-diversified by product type

•

Includes $4.1 billion in Business and Community Banking Non-Owner Occupied Commercial Real Estate Loans which have different risk characteristics. They are underwritten not on a project basis but on the strength of the individual.

•	Proactively reducing certain concentrations

•	Land balances down $2.7 billion (43%) since December 2006

•	Condominium balances down $1.3 billion (58%) since December 2006

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Residential Homebuilder Portfolio - $4.4 billion (as of 12/31/08) (1)

Portfolio Breakout by Category

Product Breakout

	Lots		Residential Presold		Residential Spec		Land		National Homebuilders/Other		Total Portfolio
($ in thousands)	$	%*	$	%*	$	%*	$	%*	$	%*	$	%*
Ending Outstandings	966,771		300,181		1,296,540		1,553,255		285,521		4,402,268
Current Quarter Charge-offs	76,921	29.17%	36,476	38.00%	72,473	20.42%	110,766	25.79%	15,356	21.78%	311,992	25.69%
90+ Past Due	4,077	0.42%	367	0.12%	7,446	0.57%	5,500	0.35%	—	—	17,390	0.40%
Non-Accruing Loans	57,937	5.99%	11,199	3.73%	110,365	8.51%	89,241	5.75%	27,486	9.63%	296,228	6.73%
Average Note Size:
Total Portfolio	235	—	356	—	269	—	727	—	1,231	—	362	—
Central	216	—	180	—	203	—	736	—	407	—	291	—
Florida	506	—	1,197	—	623	—	1,850	—	1,526	—	910	—

*	Percentage of related product outstandings; charge-offs shown as annualized, and calculated on an average outstandings balance

•	Average note size of the homebuilder portfolio is $362,000

•	Non-accruing loans represent 6.7 percent of the total homebuilder portfolio with the highest concentrations in the Florida and Central (mainly Atlanta) regions

•

$4.4 billion residential homebuilder portfolio is a subset of the Commercial Real Estate portfolio (p. 17) with the majority of the residential homebuilder portfolio found in land and single family sectors

(1)	Excludes loans held for sale

Geographic Breakout

[1]	Central consists of Alabama, Georgia, and South Carolina

[2]	Midsouth consists of North Carolina, Virginia and Tennessee

[3]	Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas

[4]	Southwest consists of Louisiana and Mississippi

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FOURTH QUARTER 2008 EARNINGS RELEASE

Consumer Real Estate - $32 billion (as of 12/31/08)

	Outstandings*	Wgtd Avg. LTV	Wgtd Avg. FICO	Avg. Loan Size	% in 1st Lien
Home Equity Lending	$16,130,255	74%	737	$74,296	42%
Residential 1st Mortgage	13,289,548	66%	726	176,202	99%
Alt-A	2,549,468	71%	704	179,654	100%

Total Consumer RE Portfolio	$31,969,271	71%	729	$120,292	71%

*	$ in thousands

Note: Pie chart represents entire loan portfolio

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Home Equity Lending Net Charge-off Analysis

		4Q08			3Q08			2Q08			1Q08			4Q07
($ in millions)		1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total
Florida	Net Charge-off %*	1.71%	4.37%	3.40%	1.48%	4.28%	3.28%	1.37%	4.74%	3.55%	0.67%	1.07%	0.94%	0.40%	0.23%	0.29%
	$ Losses	$8.9	$39.9	$48.8	$7.2	$37.8	$45.0	$6.3	$40.2	$46.5	$2.8	$8.9	$11.7	$1.9	$2.1	$4.0
	Balance	$2,121.6	$3,662.9	$5,784.5	$1,994.6	$3,578.8	$5,573.4	$1,922.2	$3,448.0	$5,370.2	$1,713.2	$3,396.2	$5,109.4	$1,674.4	$3,285.3	$4,959.7
	Original LTV	65.8%	76.5%	72.6%
All Other States	Net Charge-off %*	0.52%	1.00%	0.79%	0.39%	0.93%	0.69%	0.60%	1.47%	1.08%	0.25%	0.48%	0.38%	0.28%	0.36%	0.33%
	$ Losses	$6.0	$14.4	$20.4	$4.4	$13.1	$17.5	$6.7	$20.2	$26.9	$2.7	$6.6	$9.3	$2.9	$4.6	$7.5
	Balance	$4,624.0	$5,721.7	$10,345.7	$4,584.2	$5,691.4	$10,275.6	$4,524.2	$5,552.2	$10,076.5	$4,348.5	$5,576.9	$9,925.4	$4,394.3	$5,608.0	$10,002.3
	Original LTV	68.2%	80.1%	74.7%
Totals	Net Charge-off %*	0.89%	2.31%	1.72%	0.72%	2.22%	1.59%	0.83%	2.72%	1.94%	0.37%	0.70%	0.57%	0.32%	0.31%	0.31%
	$ Losses	$14.9	$54.3	$69.2	$11.6	$50.9	$62.5	$13.0	$60.4	$73.4	$5.6	$15.5	$21.1	$4.8	$6.7	$11.5
	Balance	$6,745.6	$9,384.6	$16,130.2	$6,578.8	$9,270.2	$15,849.0	$6,446.4	$9,000.2	$15,446.7	$6,061.8	$8,973.1	$15,034.8	$6,068.7	$8,893.3	$14,962.0
	Original LTV	67.4%	78.7%	73.9%

•	23% Florida second lien concentration driving results

•	Second lien, Florida net charge-offs represent 58% of 3Q08 net charge-offs but just 23% of outstanding balances

•	Net charge-offs in Florida approximately 4.3 times non-Florida net charge-off rate

•	Origination quality solid with an average FICO of 737 and an average LTV of 74%; Property value declines driving losses

Notes: * Recoveries are pro-rated based on charge-off balances.

* Net Charge-off percentages are calculated on average balances.

* Balances shown on an ending basis. Net loss rates calculated using average balances

* Original LTVs shown for current period only; prior period LTVs not materially different

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Additional Financial and Operational Data

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Associate headcount	30,784	30,673	31,564	32,143	33,161
Authorized shares remaining under buyback program	23.1MM	23.1MM	23.1MM	23.1MM	23.1MM
Total branch outlets	1,900	1,940	1,936	1,938	1,965
ATMs	2,336	2,361	2,410	2,464	2,490
Morgan Keegan offices	332	360	378	397	416

Merger-Related Items

(Pre-tax dollars in thousands)

	Income Statement Effect	Goodwill	Total
Year ended December 31, 2006	$88,658	$185,378	$274,036
First Quarter 2007	48,993	3,537	52,530
Second Quarter 2007	59,927	4,090	64,017
Third Quarter 2007	91,785	118	91,903
Fourth Quarter 2007	150,162	(10,648)	139,514
First Quarter 2008	75,598	—	75,598
Second Quarter 2008	100,058	—	100,058
Third Quarter 2008*	$24,515	$—	$24,515

Total	$639,696	$182,475	$822,171

*	3Q08 marked the final quarter that merger charges were recognized

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FOURTH QUARTER 2008 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding discontinued operations, merger charges and goodwill impairment (non-GAAP). Merger charges and goodwill impairment are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes the exclusion of merger charges and goodwill impairment in expressing earnings and certain other financial measures, including “earnings per share from continuing operations, excluding merger charges and goodwill impairment” and “return on average tangible common equity, excluding discontinued operations, merger charges and goodwill impairment”, provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business, because management does not consider merger charges and goodwill impairment to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions’ operating budgets; calculation of performance-based annual incentive bonuses for certain executives; calculation of performance-based multi-year incentive bonuses for certain executives; monthly financial performance reporting, including segment reporting; monthly close-out “flash” reporting of consolidated results (management only); and presentations to investors of company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, Regions has policies in place to address expenses that qualify as merger charges and goodwill impairment and procedures in place to approve and segregate merger charges from other normal operating expenses to ensure that the Company’s operating results are properly reflected for period-to-period comparisons. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes merger charges and goodwill impairment does not represent the amount that effectively accrues directly to stockholders (i.e., merger charges and goodwill impairment are a reduction in earnings and stockholders’ equity).

		As of and for Quarter Ended					As of and for Year Ended
($ amounts in thousands, except per share data)		12/31/08	09/30/08	06/30/08	03/31/08	12/31/07	12/31/2008	12/31/2007
INCOME
Income (loss) from continuing operations (GAAP)		$(6,218,027)	$90,358	$206,646	$336,710	$71,115	$(5,584,313)	$1,393,163

Preferred stock expense (GAAP)		(26,236)	—	—	—	—	(26,236)	—

Income (loss) from continuing operations available to common shareholders (GAAP)		$(6,244,263)	$90,358	$206,646	$336,710	$71,115	$(5,610,549)	$1,393,163

Loss from discontinued operations, net of tax (GAAP)		(269)	(10,897)	(253)	(42)	(474)	(11,461)	(142,068)

Income (loss) available to common shareholders (GAAP)	A	$(6,244,532)	$79,461	$206,393	$336,668	$70,641	$(5,622,010)	$1,251,095

Income (loss) from continuing operations available to common shareholders (GAAP)		$(6,244,263)	$90,358	$206,646	$336,710	$71,115	$(5,610,549)	$1,393,163
Merger-related charges, pre-tax
Salaries and employee benefits		—	24,515	46,797	62,089	97,224	133,401	158,613
Net occupancy expense		—	—	1,932	1,399	3,891	3,331	33,834
Furniture and equipment expense		—	—	5,129	(144)	1,677	4,985	4,856
Other		—	—	46,200	12,254	47,370	58,454	153,564

Total merger-related charges, pre-tax		—	24,515	100,058	75,598	150,162	200,171	350,867
Merger-related charges, net of tax		—	15,200	62,035	46,871	93,505	124,106	217,537
Goodwill impairment		6,000,000	—	—	—	—	6,000,000	—

Income (loss) excluding discontinued operations, merger-related charges, and goodwill impairment (non-GAAP)	B	$(244,263)	$105,558	$268,681	$383,581	$164,620	$513,557	$1,610,700

Weighted average diluted shares	C	693,000	696,205	696,346	695,548	696,895	695,003	712,743
Earnings (loss) per share available to common - diluted (GAAP)	A/C	$(9.01)	$0.11	$0.30	$0.48	$0.10	$(8.09)	$1.76

Earnings (loss) per share available to common, excluding discontinued operations, merger-related charges, and goodwill impairment - diluted (non-GAAP)	B/C	$(0.35)	$0.15	$0.39	$0.55	$0.24	$0.74	$2.26

RETURN ON AVERAGE TANGIBLE EQUITY
Average equity (GAAP)		$20,409,894	$19,713,468	$19,782,168	$19,843,914	$19,868,796	$19,939,407	$20,036,459
Average intangible assets (GAAP)		11,086,329	12,194,962	12,221,261	12,254,861	12,232,366	11,949,657	12,130,417
Average preferred equity		1,690,164	—	—	—	—	424,850	—

Average tangible common equity	D	$7,633,401	$7,518,506	$7,560,907	$7,589,053	$7,636,430	$7,564,900	$7,906,042
Average equity, excluding discontinued operations		$20,409,894	$19,713,468	$19,782,168	$19,843,914	$19,868,796	$19,939,407	$20,013,170
Average intangible assets, excluding discontinued operations		11,086,329	12,194,962	12,221,261	12,254,861	12,232,365	11,949,657	12,130,417
Average preferred equity		1,690,164	—	—	—	—	424,850	—

Average tangible common equity, excluding discontinued operations	E	$7,633,401	$7,518,506	$7,560,907	$7,589,053	$7,636,431	$7,564,900	$7,882,753
Return on average tangible common equity*	A/D	NM	4.20%	10.98%	17.84%	3.67%	-74.32%	15.82%

Return on average tangible common equity, ex. discontinued operations, merger-related charges, and goodwill impairment (non-GAAP)*	B/E	NM	5.59%	14.29%	20.33%	8.55%	6.79%	20.43%

*	Income statement amounts have been annualized in calculation

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2008 EARNINGS RELEASE

Forward-Looking Statements

This supplement may include forward-looking statements, which reflect Regions current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to keep pace with technological changes.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Regions’ ability to effectively manage interest rate risk, market risk, credit risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.

•	The current stresses in the financial and real estate markets, including possible continued deterioration in property values.

•	The cost and other effects of material contingencies, including litigation contingencies.

•	The effects of increased competition from both banks and non-banks.

•	Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.

•	Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.

•	Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•

Possible changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as droughts and hurricanes.

•

Congress recently enacted the Emergency Economic Stabilization Act of 2008, and the U.S. Treasury and banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, all of which may have significant effects on Regions and the financial service industry, the exact nature and extent of which cannot be determined at this time.

The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2007 and Forms 10-Q for the quarters ended September 30, 2008, June 30, 2008 and March 31, 2008, as on file with the Securities and Exchange Commission.

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at

(205) 264-4551